UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2008
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-12.1

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     The following exhibit is filed with this report:

12.1	Statement regarding computation of ratio of earnings to fixed charges

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: May 28, 2008	By:	/s/ Jeffrey W. Henderson
		Name:	Jeffrey W. Henderson
		Title:	Chief Financial Officer

EXHIBIT INDEX

12.1	Statement regarding computation of ratio of earnings to fixed charges